SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1
                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 21, 1997
                                                 -----------------

                          AvTel Communications, Inc.
                         --------------------------
         (Exact name of registrant as specified in its charter)

                        Commission File No.   0-27580
                                             ---------


          Utah                              87-0378021
--------------------------------         ------------------
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification No.)


130 Cremona Drive, Santa Barbara, California  93117
----------------------------------------------------
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: 805-685-0355
                                                    ------------

==============================================================
(Former Name or Former Address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

This Form 8-K/A amends Item 7 of that certain Form 8-K filed with the Securities and Exchange Commission on March 6, 1997 by including the financial information referred to below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND
         EXHIBITS

The following financial statements, pro forma financial information and exhibits are filed as part of this Report.

(a)  Financial Statements of Businesses Acquired.

(1) Audited financial statements of WestNet Communications, Inc., a California corporation ("WNI"), for the year ending June 30, 1996.

     (i)    Independent auditors' report.

     (ii)   Balance Sheet at June 30, 1996.

     (iii) Statement of Income and Retained Earnings for the Twelve Months Ended June 30, 1996.

     (iv)   Statement of Cash Flows for the Twelve Months Ended June
            30, 1996.

     (v)    Notes to the Financial Statements - June 30, 1996.

(2) Audited financial statements of WNI for the seven months ending January 31, 1997.

     (i)    Independent auditors' report.

     (ii)   Balance Sheet at January 31, 1997.

     (iii) Statement of Operations and Retained Earnings for the Seven Months Ended January 31, 1997.

     (iv)   Statement of Cash Flows for the Seven Months Ended January
            31, 1997.

     (v)    Notes to the Financial Statements - January 31, 1997.

(3) Audited financial statements of Silicon Beach Communications, Inc., a California corporation ("SBC"), for the period from inception to October 31, 1996.

     (i)    Independent auditors' report.

     (ii)   Balance Sheet at October 31, 1996.

     (iii) Statement of Income and Retained Earnings for the period from inception to October 31, 1996.

     (iv) Statement of Cash Flows for the period from inception to October 31, 1996.

     (v)    Notes to the Financial Statements - October 31, 1996.

(b)  Pro Forma Financial Information.

(1)  Unaudited Pro Forma Condensed Combined Balance Sheet as of
     December 31, 1996, reflecting the acquisition of WNI by the
     Registrant (and certain other events).   This item is
     incorporated by reference to Note 2 of the Notes to Consolidated Financial Statements of the Registrant contained in the Registrant's Quarterly Report on Form 10-QSB for the quarter ended December 31, 1996, which was filed with the Commission on February 20, 1997.

(2) Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ending December 31, 1996, reflecting the acquisition of WNI by the Registrant (and certain other events). This item is incorporated by reference to Note 2 of the Notes to Consolidated Financial Statements of the Registrant contained in the Registrant's Quarterly Report on Form 10-QSB for the quarter ended December 31, 1996, which was filed with the Commission on February 20, 1997.

(3) Unaudited Pro Forma Condensed Combined Statement of Operations for the year ending September 30, 1996 reflecting the acquisition of WNI by the Registrant (and certain other events). Included in this filing.

(c)  Exhibits.                                        Page Number
                                                    In Sequential
                                                        Numbering
                                                           System

         (23.1)   Consent of Cagianut & Grunewald.            33

         (23.2)   Consent of MacFarlane, Faletti & Co. LLP    34

         (23.3)   Consent of MacFarlane, Faletti & Co. LLP    35



             FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
WESTNET COMMUNICATIONS, INC.

We have audited the accompanying balance sheet of WestNet Communications, Inc. (a California corporation) as of June 30, 1996, and the related statements of income and retained earnings, and cash flows for the twelve months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of WestNet Communications, Inc. as of June 30, 1996 and the results of its operations and its cash flows for the twelve months then ended in conformity with generally accepted accounting principles.

As addressed in Note 6 to the financial statements, the fiscal year end of this Company is September 30, 1996; however, this audit is prepared for the twelve months ended June 30, 1996.


                                      /s/ CAGIANUT & GRUNEWALD

                                         CAGIANUT & GRUNEWALD


Oak View, California
July  31, 1996



                  WESTNET COMMUNICATIONS, INC.
                         BALANCE SHEET
                         June 30, 1996


ASSETS

Current Assets

        Cash in Banks                               $  27,073
        Trade Accounts Receivable                      29,775
        Less: Allowance for Non-Renewals               (1,787)
        Prepaid Income Taxes                            8,459
        Deferred Income Taxes                          26,632
        Prepaid Insurance                               1,266
        Prepaid Expenses                                6,404
        Supplies Inventory                                987
                                                  -----------
        Total Current Assets                           98,809
                                                  -----------


Property and Equipment, at Cost

        Furniture & Fixtures                            2,170
        Computer Software                               2,361
        Equipment                                     200,856
                                                 ------------
                                                      205,387
        Less Accumulated Depreciation                 (24,098)
                                                 ------------
        Net Property and Equipment                    181,289
                                                 ------------

Other Assets

        Organizational Costs                           15,000
        Less: Amortization                             (3,250)
        Rent Deposit                                    1,450
                                                 ------------
TOTAL ASSETS                                        $ 293,298
                                                  ------------


The accompanying notes are an integral part of the financial statements.




                    WESTNET COMMUNICATIONS, INC.
                           BALANCE SHEET
                           June 30, 1996


LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES

Current Liabilities

       Accounts Payable                        $  13,465
       Accrued Wages & Benefits                    5,822
       Deferred Revenue                          161,768
       Payroll Taxes                               9,893
                                              -----------
       Total Current Liabilities               $ 190,948
                                              -----------

Long Term Debt                                 $  76,000
                                              -----------
       Total Liabilities                       $ 266,948
                                              -----------

STOCKHOLDER'S EQUITY

       Common Stock, 100,000 shares
       authorized, and 20,000
       shares issued                              20,000
       Retained Earnings                           6,350
                                              -----------
       Total Stockholder's Equity                 26,350
                                              -----------

TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY                          $  293,298
                                              -----------


The accompanying notes are an integral part of the financial statements.



                  WESTNET COMMUNICATIONS, INC.
           STATEMENT OF INCOME AND RETAINED EARNINGS
           For the Twelve Months Ended June 30, 1996


OPERATING REVENUES
      Sales                                     $  492,210
                                                ----------

OPERATING EXPENSES
      Advertising                                   56,530
      Commissions                                    4,200
      Computer                                       6,194
      Credit Card Fees                              10,853
      Depreciation & Amortization                   26,382
      Insurance                                      3,388
      Interest                                       5,857
      Miscellaneous                                 12,084
      News Feeds                                     3,325
      Office, Printing & Postage                    16,524
      Penalties                                        497
      Professional and Consulting                   15,975
      Purchase for Resale                            3,564
      Rent                                          15,321
      Salaries, Taxes & Benefits                   167,280
      Telephone                                    120,942
      Utilities                                      2,256
                                                 ---------
      Total Expenses                             $ 471,172

NET INCOME (LOSS) BEFORE TAXES                      21,038

INCOME TAXES                                         2,030
                                                 ---------
NET INCOME (LOSS)                                   19,008

BEGINNING RETAINED EARNINGS                        (12,658)
                                                 ---------
ENDING RETAINED EARNINGS                         $   6,350
                                                 ---------



The accompanying notes are an integral part of the financial statements.


                   WESTNET COMMUNICATIONS, INC.
                     STATEMENT OF CASH FLOWS
            For the Twelve Months Ended June 30, 1996


Cash Flows from Operating Activities:
     Cash Received from Customers                 $  618,041
     Cash Paid for Products and Services            (433,445)
     Interest Paid                                    (5,857)
     Taxes Paid                                      (37,618)
                                                  -----------
     Net Cash Used by Operating Activities           141,121
                                                  -----------

Cash Flows from Investing Activities:
     Purchase of Equipment                          (163,018)
     Net Cash Used by Investing Activities          (163,018)
                                                  -----------

Cash Flows from Financing Activities:
     Sale of Capital Stock                             1,000
     Borrowing on Long-Term Loans                      1,500
                                                  -----------
     Net Cash Provided by Financing Activities         2,500
                                                  -----------

Net Increase (Decrease) in Cash                      (19,397)

Cash at the Beginning of the Year                     46,470
                                                  -----------
Cash at the End of the Year                       $   27,073
                                                  -----------

Reconciliation of Net Income to Net Cash Provided by Operating
Activities:

Net Income  (Loss)                                $   19,505

Adjustments to reconcile net income
   to  net cash provided by operations:
     Depreciation & Amortization                      26,382
     Increase in Accounts Receivable                 (26,768)
     Increase in Other Current Assets                (44,245)
     Increase in Other Assets                        (15,200)
     Increase in Deferred Revenues                   152,599
     Increase in Other Liabilities                    28,848
                                                  -----------
     Net Cash Used by Operating Activities:       $  141,121
                                                  -----------

The accompanying notes are an integral part of the financial statements.

                   WESTNET COMMUNICATIONS, INC.
                NOTES TO THE FINANCIAL STATEMENTS
                          June 30, 1996


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General:

WestNet Communications, Inc. was incorporated in the State of California on May 2, 1995. It is an internet service provider providing services to individuals and businesses in the Santa Barbara, Ventura and Simi Valley areas.

Fiscal Year:

The Company had adopted the fiscal year end of September 30.

Property and Depreciation:

Property and equipment are recorded at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets.

Accounts Receivable:

Accounts receivable at the balance sheet date represents fees due from customers. All fees are paid in advance. Service is discontinued if payment is not received by the beginning of the service period. The Company uses the allowance method to account for uncollectible accounts receivable and non-renewing accounts.

Organizational Costs:

Attorney costs associated with the organization of the Company are capitalized and amortized over sixty months.

Deferred Revenues:

Amounts received in advance from customers is recorded as deferred revenue.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requirements management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - PROPERTY AND EQUIPMENT


Major classifications of property and equipment and their respective lives are summarized below:

     Furniture                     $  2,170        7 Years
     Computer Software                2,361        5 Years
     Equipment                      200,856      5-7 Years
                                   --------
     Accumulated Depreciation       (24,098)
                                   --------
     Net Property and Equipment    $181,289
                                   --------


NOTE 3 - LONG TERM DEBT

Long term debt consists of loans from stockholders with an annual interest rate of 7% simple interest compounded annually. Interest only payments are due each year. The principal amounts are unsecured and will be repaid at the discretion of the Company.

NOTE 4 - RELATED PARTY TRANSACTIONS

A stockholder in the Company is an attorney who provided services during the year. The amount paid to the stockholder in the current year was approximately $20,000.

During the current year, the Company subleased office space from an officer/stockholder for $1,000 per month increasing to $1,200 per month. The monthly rent was less than the officer/stockholder's underlying lease with the building owner. The underlying lease is for $2,700 per month. WestNet's monthly lease payments will increase incrementally until it reaches that amount. This lease is on a month-to-month lease.

NOTE 5 - LONG TERM LEASES

The Company leases office space for the Santa Barbara offices with a lease term of five years beginning May, 1995. The monthly lease amount is $625.00. Minimum future obligations of this operating lease for the remaining four years on the lease are as follows:

             6/30/97                    $ 7,650
             6/30/98                      7,803
             6/30/99                      7,959
             6/30/00                      8,118

The Company leased office space for the Simi Valley office with a lease term of five years beginning December, 1995. The monthly lease amount is $200.00. Minimum future obligations of this operating lease for the next five years are as follows:


             6/30/97                    $ 2,496
             6/30/98                      2,596
             6/30/99                      2,700
             6/30/00                      2,808
             6/30/01                      2,920


NOTE 6 - AUDIT PERIOD

This audit covers the time period of July 1, 1995 to June 30, 1996 which is not the Company's fiscal year.

NOTE 7 - INCOME TAXES

The provision for income taxes includes deferred taxes, current expense and prepaid income taxes as shown on the financial statements.












                     INDEPENDENT  AUDITORS' REPORT



Board of Directors
WestNet Communications, Inc.

We have audited the Balance Sheet of WestNet Communications, Inc. (a California corporation) as of January 31, 1997 and the related Statements of Operations and Retained Earnings and Cash Flows for the seven months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WestNet Communications, Inc. as of January 31, 1997, and the results of its operations and its cash flows for the period then ended, in conformity with generally accepted accounting principles.

As addressed in Note 6 to the financial statements, the fiscal year end of this Company is September 30, 1996; however, this audit is prepared for the seven months ended January 31, 1997.


                                    /s/ MACFARLANE, FALETTI & CO. LLP

                                        MACFARLANE, FALETTI & CO. LLP



Santa Barbara,  California
April 21,1997

                        WESTNET COMMUNICATIONS, INC.
                       BALANCE SHEET
                      January 31,1997


                         ASSETS

Current Assets:

 Cash and cash equivalents                               $   43,687
 Accounts receivable (net of allowance for doubtful
   accounts of $15,000) (Note 3)                             15,691
 Prepaid expenses                                             3,079
 Prepaid income taxes                                         8,990

  Total Current Assets                                       71,447
                                                          ---------
Property and equipment:

 Computer equipment                                         257,505
 Furniture and equipment                                      2,536
 Less accumulated depreciation                              <74,744>
                                                         -----------
  Total Property and Equipment                              185,297
                                                         -----------
Other:

 Organizational costs (less accumulated
  amortization of $5,200)                                     9,800
                                                         ------------
  Total Assets                                              266,544
                                                         ------------


               LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

 Accounts payable                                      $     14,328
 Payroll and payroll taxes payable                           19,833
 Deferred income taxes                                        6,791
 Payments received in advance                                44,410
 Loans payable (Note 5)                                      76,000
                                                         ----------
  Total Current Liabilities                                 161,362
                                                         ----------
  Total Liabilities                                         161,362

Stockholder's Equity:

 Common Stock (100,000 shares authorized,
  20,000 shares issued and outstanding, $1 par value)        20,000
 Retained earnings                                           85,182
  Total Stockholders' Equity                                105,182
                                                        -----------
  Total Liabilities and Stockholders' Equity               $266,544




See accompanying notes






                  WESTNET COMMUNICATIONS, INC.
         STATEMENT OF OPERATIONS AND RETAINED EARNINGS
          FOR THE SEVEN MONTHS ENDED JANUARY 31, 1997



Operating Revenues:
  Sales                                                     $  662,329

Operating Expenses:
  Payroll                                        $    185,437
  Payroll taxes                                        16,533
  Employee benefits                                     2,583
  Consultants                                          31,414
  Telephone                                           120,699
  Depreciation and amortization                        52,597
  Advertising                                          32,419
  Rent                                                 17,216
  Bad debts                                            13,214
  Insurance                                            12,130
  Repairs and maintenance                               6,360
  Bank and credit card charges                          5,528
  Utilities                                             4,439
  Computer supplies                                     4,349
  Office supplies                                       3,789
  Postage                                               3,017
  Other expenses                                        2,745
  Interest expense                                      1,484
  Commissions                                           1,195
  Printing                                              1,092

    Total expenses                                             518,240
                                                              ---------
Net income before income taxes                                 144,089

Income taxes                                                   (65,257)
                                                              ---------
    Net income                                                  78,832

    Retained earnings at July 1, 1996                            6,350
                                                              ---------
    Retained Earnings at January 31, 1997                    $  85,182


See accompanying notes






               WESTNET COMMUNICATIONS, INC.
                 STATEMENT OF CASH FLOWS
          FOR THE SEVEN MONTHS ENDED JANUARY 31, 1997



Cash flows from operating activities:

 Cash received from customers                        $     544,055
 Cash paid to suppliers and employees                     (438,938)
 Interest paid                                              (1,484)
 Income taxes paid                                         (32,365)
                                                        -----------
  Net cash and cash equivalents provided by
    operating activities                                    71,268

Cash flows from investing activities:

 Purchase of fixed assets                                  (54,654)
                                                        -----------
  Net cash and cash equivalents used in
    investing activities                                   (54,654)
                                                        -----------
Net increase in cash and cash equivalents                   16,614

Cash and cash equivalents, July 1, 1996                     27,073
                                                        -----------
Cash and cash equivalents, January 31, 1997            $    43,687
                                                        -----------
Reconciliation of Net Income to
Net Cash Provided by Operating Activities:

Net Income                                             $    78,832

Adjustments to reconcile net income
to net cash provided by Operating Activities:

  Bad debt expense                                          13,213
  Depreciation and amortization                             52,596

  Net increase or decrease in:
   Accounts receivable                                        (916)
   Prepaid income taxes                                       (531)
   Prepaid expenses                                          7,028
   Accounts payable                                            863
   Payroll and payroll taxes payable                         4,118
   Payments received in advance                           (117,358)
   Deferred income taxes                                    33,423
                                                          --------
  Net cash and cash equivalents provided by
    operating activities                                $   71,268

See accompanying notes
                        WESTNET COMMUNICATIONS, INC.
                       NOTES TO FINANCIAL STATEMENTS


NOTE 1:  GENERAL

WestNet Communications, Inc. was formed May 2, 1995. WestNet is an Internet service provider and software development company providing services to individuals and businesses in the Santa Barbara, Ventura and Simi Valley areas. The Company s fiscal year ends on September 30.


NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

All cash on hand and in bank checking accounts is considered to be cash and cash equivalents.

Property and depreciation

Computer equipment, furniture and other equipment are recorded at cost. Depreciation is provided on the straight line method over the estimated useful lives of the assets which range from three to five years. This is a change in the estimated useful lives used in the prior period which had been a range of five to seven years. This change is being accounted for prospectively.

Organizational costs

Legal fees associated with the organization of the Company are capitalized and amortized over sixty months

Revenue recognition

Revenue is recognized as the services are provided. Payments from customers received in advance of when the service is to be provided are recorded as "payments received in advance". When the time period for which the payment was received passes, it is recognized as revenue.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in the preparation of these financial statements are as follows:


Depreciable lives and estimated residual value of property and equipment

Collectibility of accounts receivable

Payments received in advance


NOTE 3:  ACCOUNTS RECEIVABLE

Accounts receivable consist of amounts due to the Company for services already provided. An allowance of $15,000 has been made to provide for amounts which may not be collected. Management believes that the remaining balances will be fully collected within the coming year.

NOTE 4:   FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts reflected in the Balance Sheet for cash and cash equivalents, accounts receivable, prepaid expenses, prepaid income taxes, accounts payable, payroll and payroll taxes payable, deferred income taxes, payments received in advance, and loans approximate their respective fair market values due to the short maturities of those instruments.

NOTE 5:   LOANS PAYABLE

Loans payable to stockholders with an annual interest rate of 7% simple interest compounded annually. Interest only payments are due each year. The principal amounts are unsecured and will be repaid at the discretion of the Company: $ 76,000

NOTE 6:   AUDIT PERIOD

This audit covers the time period of July 1, 1996 to January 31, 1997 which is not the Company's fiscal year.

NOTE 7:   CONCENTRATIONS

Most of the Company's customers are based in the Santa Barbara, Ventura and Simi Valley areas. Based on revenues, the Company's major service is being an Internet service provider. The Company has only one primary provider of its telephone lines at each location.

NOTE 8:   INCOME TAXES
The net deferred tax liability consists of the following components:




                             18 Deferred tax assets relating to
payments received in advance                                $ 14,047

Deferred tax liabilities relating to
Allowance for doubtful accounts                               (4,745)
Property and equipment                                       (16,093)
                                                             ---------
Net deferred tax liability                                  $ (6,791)
                                                             ---------
The provision for income taxes for the period ending January 31, 1997 consisted of the following:

Current income taxes                                         $ 31,834
Deferred income tax expense                                    33,423
                                                            ---------
                                                             $ 65,257

NOTE 9:   RELATED PARTY TRANSACTIONS

A stockholder in the Company is an attorney who provided services during the seven months. The amount paid to the stockholder in the current period was approximately $12,000.

Another stockholder in the Company provided consulting services to the Company during the seven months and was paid approximately $10,000.

During the period, the Company subleased office space from an officer/stockholder for $1,200 per month. The monthly rent was equal to the officer/stockholder's underlying lease with the building owner. This lease is on a month to month basis.

NOTE 10:     OPERATING LEASE OBLIGATIONS

The Company leases office space for the Santa Barbara offices with a lease term of five years beginning May, 1995. The monthly lease amount is $625.

The Company leases office space for the Simi Valley office with a lease term of five years beginning December, 1995. The monthly lease amount is $200.

The future minimum lease payments for the current lease agreements are as follows:

Year ended September 30,
                    1997            $ 9,900
                    1998             10,153
                    1999             10,413
                    2000             10,926
                    2001                700

Rental expense for the period ended January 31, 1997 was $17,216.

                  INDEPENDENT AUDITORS' REPORT



Board of Directors
Silicon Beach Communications, Inc.

We have audited the balance sheet of Silicon Beach Communications, Inc. (a California corporation) as of October 31, 1996 and the related statements of operations and retained earnings and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Silicon Beach
Communications, Inc. as of October 31, 1996, and the results of its operations and its cash flows for the period then ended, in conformity with generally accepted accounting principles.


                                        /s/ MACFARLANE, FALETTI & CO. LLP

                                            MACFARLANE, FALETTI & CO. LLP




Santa Barbara, California
January 2, 1997

                          SILICON BEACH COMMUNICATIONS, INC.
                               BALANCE SHEET
                             OCTOBER 31, 1996

ASSETS

Current Assets:
  Cash and cash equivalents                                   $   5,685
 Accounts receivable (net of allowance for doubtful
  accounts of $6,118) (Note 3)                                   43,359
 Other receivables (due from landlord)                           14,962
 Prepaid expenses                                                11,613
                                                               --------
  Total Current Assets:                                          75,619
                                                               --------
Property and equipment:
 Computer equipment                                             270,721
 Furniture and equipment                                         12,970
 Less accumulated depreciation                                  (12,687)
                                                               --------
   Total Property and Equipment                                 271,004
                                                               --------
Other:
 Deferred income taxes (net of allowance of $8,000)
   (Note 6)                                                       6,800
                                                               --------
  Total Assets                                                $ 353,423
                                                               --------
LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
 Accounts payable                                             $ 105,977
 Payroll payable                                                 26,054
 Trade payable                                                    5,658
 Taxes payable                                                      800
 Payments received in advance                                    42,315
 Line of credit                                                  25,000
 Current portion - capital lease                                 40,677
 Loans payable (Note 5)                                          58,821
                                                               --------
 Total Current Liabilities                                      305,302

Other Liabilities:
 Capital lease                                                  103,766
                                                               --------
  Total Liabilities                                             409,068
                                                               --------
Stockholder's Equity:
 Common Stock (1,000,000 shares authorized,
  1,000 shares issued and outstanding, no par value)              1,000
 Additional paid in capital                                      10,833
 Retained earnings / (deficit)                                  (67,478)
                                                               --------
 Total Stockholder's Equity:                                    (55,645)
 Total Liabilities and Stockholder's Equity                    $353,423
                                                               --------
See accompanying notes

                         SILICON BEACH COMMUNICATIONS, INC.
              STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                   FROM INCEPTION TO OCTOBER 31, 1996


Operating Revenues
  Sales                                                       $427,547

Operating Expenses
  Advertising                                      $ 20,380
  Bad debts                                           6,118
  Bank and credit card charges                        6,122
  Commissions                                        11,018
  Computer software                                   2,304
  Consultants                                        19,221
  Depreciation and amortization                      12,687
  Dues and subscriptions                              2,642
  Equipment rental                                    4,155
  Insurance                                          11,171
  Interest expense                                    4,871
  Loss on retirement of assets                        6,370
  Office supplies                                     9,507
  Other expenses                                      9,144
  Payroll and payroll taxes                         221,437
  Postage                                             3,308
  Printing                                            1,068
  Rent                                               14,198
  Taxes                                               1,189
  Telephone                                         133,778
  Travel and meals                                    1,137
                                                   --------
    Total expenses                                             501,825
                                                              --------
Net loss before income taxes                                   (74,278)

Deferred income tax benefit                                      6,800
                                                              --------
    Net loss                                                   (67,478)

    Retained earnings at inception                                 -
                                                              --------
    Retained Earnings / (Deficit) at October 31, 1996        $ (67,478)
                                                              --------


See accompanying notes

                       SILICON BEACH COMMUNICATIONS, INC.
                       STATEMENT OF CASH FLOWS
                 FROM INCEPTION TO OCTOBER 31, 1996


Cash flows from operating activities:
Cash received from customers                                         $ 426,503
 Cash paid to suppliers and employees
(350,421)
 Interest paid                                                        (4,871)
                                                                     ---------

 Net cash and cash equivalents provided by operating activities         71,211
                                                                     ----------
Cash flows from investing activities:
 Purchase of fixed assets                                              (39,515)
 Payments on leasehold improvements which will be reimbursed           (14,962)
                                                                     ----------
  Net cash and cash equivalents used in investing activities           (54,477)
                                                                     ---------
Cash flows from financing activities:
 Borrowing on line of credit                                            25,000
 Payments made on capital lease                                        (21,812)
 Borrowing on notes payable                                              9,107
 Payments made on notes payable                                        (24,387)
                                                                     ----------
  Net cash and cash equivalents used in financing activities           (12,092)
                                                                     ----------
Net increase in cash and cash equivalents                                4,642

Cash and cash equivalents contributed at inception                       1,043
                                                                    -----------
Cash and cash equivalents, October 31, 1996                         $    5,685
                                                                    -----------

Reconciliation of Net Loss to Net Cash Provided by
Operating Activities:
Net Loss                                                            $  (67,478)
Adjustments to reconcile net loss to net cash
 provided by operating activities:
  Bad debt expense                                                       6,718
  Depreciation and amortization                                         12,687
  Loss on retirement of assets                                           6,370
  Increase in:
  Accounts receivable                                                  (49,477)
   Prepaid expenses                                                    (11,613)
   Accounts payable                                                    105,977
   Payroll payable                                                      26,054
   Trade payable                                                         5,658
   Taxes payable                                                           800
   Payments received in advance                                         42,315
   Deferred income taxes                                               (14,800)
   Deferred income tax valuation allowance                               8,000
                                                                      ---------
  Net cash and cash equivalents provided by operating activities      $ 71,211
                                                                      ---------

See accompanying notes

                         SILICON BEACH COMMUNICATIONS, INC.
                           NOTES TO FINANCIAL STATEMENTS


NOTE 1: GENERAL

Silicon Beach Communications, Inc. was formed May 3, 1996. It is the successor organization to Silicon Beach Communications, LLC which was dissolved effective May 16, 1996. The remaining member of Silicon Beach Communications, LLC contributed all of the LLC's assets and liabilities to the newly formed corporation. Silicon Beach Communications, Inc. is an Internet service provider and software development company providing services to individuals, businesses and non-profit organizations primarily in Santa Barbara County.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents:

All cash in banks in checking accounts is considered to be cash and cash equivalents.

Property and depreciation:

Computer equipment, furniture and other equipment are recorded at cost. Depreciation is provided on the double declining balance method over the estimated useful lives of the assets which ranges from five to seven years.

Revenue recognition:

Revenue is recognized as the services are provided. Payments from customers received in advance of when the service is to be provided are recorded as "payments received in advance". When the time period for which the payment was received passes, it is recognized as revenue.

Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in the preparation of these financial statements are as follows:

Interest rate used to determine present value of assets held under capital lease agreements

Depreciable lives and estimated residual value of property and equipment

Allowance for doubtful accounts

Payments received in advance

                             SILICON BEACH COMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS

(Continued)

NOTE 3: ACCOUNTS RECEIVABLE

Accounts receivable consist of amounts due to the corporation for services already provided. An allowance of $6,118 has been made to provide for amounts which may not be collected. Management believes that the remaining balances will be fully collected within the coming years.

NOTE 4: CAPITAL LEASES

The Company is the lessee of computer equipment under several capital leases. The assets and liabilities under the capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are amortized (or depreciated) over the lesser of their related lease terms or their estimated productive lives. Amortization of assets under capital leases of $4,262 is included in depreciation and amortization expense. The computer equipment's book value is $148,222 less accumulated depreciation of $4,262.

At October 31, 1996 obligations under capital leases were as follows:

      An equipment lease payable in monthly installments
      of $1,130 inclusive of interest at 19% per annum.
      The lease expires in May, 1999 and is secured by
      equipment with an approximate cost of $30,752.             $27,003

      An equipment lease payable in monthly installments
      of $1,447 inclusive of interest at 29.6% per annum.
      The lease expires in October 1999 and is secured by
      equipment with an approximate cost of $37,484.             $34,365


      An equipment lease payable in monthly installments
      of $682 inclusive of interest at 18% per annum.
      The lease expires in June 1999  and is secured
      by equipment with an approximate cost of $ 19,422.         $17,230

      An equipment lease payable in monthly installments
      of $593 inclusive of interest at 18% per annum.
      The lease expires in June 1999 and is secured by
      equipment with an approximate cost of $16,985.             $14,984

      An equipment lease payable in monthly installments
      of $472 inclusive of interest at 18% per annum.
      The lease expires in August 1999 and is secured
      by equipment with an approximate cost of $13,057.          $12,501

      An equipment lease payable in monthly installments
      of $369 inclusive of interest at 18.5% per annum.
      The lease expires in July 1998 and is secured by
      equipment with an approximate cost of $9,277.              $ 8,061




      An equipment lease payable in monthly installments
      of $660 inclusive of interest at 19% per annum.
      The lease expires in August, 2000 and is secured
      by equipment with an approximate cost of $24,451.        $ 21,432


     An equipment lease payable in monthly installments
     of $360 inclusive of interest at 18% per annum.
     The lease expires in May, 1999 and is secured by
     equipment with an approximate cost of $10,389.            $  8,867
                                                               --------

                                                               $144,443


Minimum future lease payments under the capital leases are as follows:


Year ended October 31:
1997                                  $  67,377
1998                                     67,377
1999                                     51,122
2000                                      6,602
                                      ---------
Total minimum lease payments            192,478
Less amount representing interest       (48,035)
                                      ---------
Present value of minimum lease
payments                              $ 144,443
                                      ---------

The interest rates on the capital leases were imputed based on the lessor's implicit rate of return.


NOTE 5: LOANS PAYABLE

Loan payable to an individual in monthly installments
of $3,928 including interest at 4% per annum, final
payment due 1997.  The loan is secured by all of the
assets of the corporation and is personally
guaranteed by the shareholder.                              $ 49,624

Loans payable to individuals; due on demand.                   9,197
                                                            --------
                                                            $ 58,821

--------
NOTE 6: INCOME TAXES

The Corporation assumed the Limited Liability Corporation's liability to the California Franchise Tax Board for $1,300 upon inception.

The deferred tax benefit consists of a temporary difference for the allowance for doubtful accounts and the operating loss carryforward.

The Corporation will have a net operating loss carryforward of approximately $75,000 which will expire in 15 years.

                     SILICON BEACH COMMUNICATIONS, INC.
                 NOTES TO FINANCIAL STATEMENTS
                        (Continued)


NOTE 6: INCOME TAXES (Continued)

Income tax benefit consists of the following:

Current income tax                $      0
Deferred tax benefit                14,800
Less:  Valuation allowance          (8,000)
                                  --------
                                  $  6,800
                                  --------

NOTE 7:  CONCENTRATIONS

Most of the Corporation's customers are based in Santa Barbara and accounts receivable are not secured by collateral. Based on revenues, the Corporation's major service is being an Internet service provider. The Company has one primary provider of its telephone lines, GTE.

NOTE 8: CONTRIBUTED CAPITAL

As of May 16, 1996, the Corporation took over the operations of Silicon Beach Communications, LLC. All of the assets of the Limited Liability Company were contributed to the Corporation and the Corporation assumed the liabilities of the LLC. This resulted in the following assets and liabilities being recorded on the Corporation's books as of May 16, 1996:

Cash                                   $   1,043
Computer, furniture and equipment         83,488
Accounts receivable                        3,290
Accounts payable                           3,772
Taxes payable                              1,300
Loans payable                             68,000
Loan payable to stockholder                2,916
Common stock                               1,000
Additional paid in capital                10,833


NOTE 9: FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts reflected in the Balance Sheet for cash and cash equivalents, accounts receivable, other receivables, prepaid expenses, accounts payable, payroll payable, trade payable, taxes payable, payments received in advance, and line of credit and current portion of loans payable approximate their respective fair market values due to the short maturities of those instruments.



               SILICON BEACH COMMUNICATIONS, INC.
                 NOTES TO FINANCIAL STATEMENTS
                         (Continued)


NOTE 10: LINE OF CREDIT

The corporation has a line of credit of $25,000 available to it through a local bank at an interest rate of 12.25% per annum. The line of credit agreement expires on May 1, 1997. This line is secured by all assets of the Corporation.


NOTE 11: OPERATING LEASE OBLIGATIONS

Subsequent to October 31, 1996, the corporation entered into an agreement to lease office facilities. The future minimum lease payments for the current lease agreements are as follows:

                                          NNN
                            Rental        Cost            Total
Year ended October 31:
    1997                    $55,740     $16,103          $71,843
    1998                     55,740      16,103           71,843
    1999                     55,740      16,103           71,843
    2000                     55,740      16,103           71,843
    2001                     55,740      16,103           71,843

Rental expense for the period ended October 31, 1996 was $14,198.


NOTE 12: NON-CASH ACTIVITIES

On May 16, 1996, the following asset and liabilities were contributed to the Corporation:

Contributed cash                                      $    1,043
Contributed furniture and equipment                       83,488
Net payables assumed by the Corporation                    1,782
Loans assumed by the Corporation upon inception           70,916
Stock issued  - par value                                  1,000
              - additional paid in capital                10,833

Other transactions not requiring the use of cash:
Computer equipment purchased through capital leases      160,688





          PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial statements set forth below or incorporated herein by reference present (i) the acquisition by the Registrant (then known as Hi, Tiger International, Inc.) of all of the outstanding capital stock of AvTel Holdings, Inc., a California corporation ("AHI"), on the terms previously disclosed, which acquisition is treated as a reverse acquisition of the Registrant by AHI using the purchase method of accounting, (ii) the acquisition by the Registrant of all of the outstanding capital stock of WestNet Communications, Inc.("WNI"), on the terms previously disclosed, using the purchase method of accounting, and (iii) the acquisition by the Registrant of all of the outstanding capital stock of Silicon Beach Communications,Inc.("SBC"), on the terms previously disclosed, using the purchase method of accounting, all as if these transactions had been consummated, with respect to the statements of operations, at the beginning of the earliest period presented, or, with respect to the balance sheet, as of the date presented. Such information is derived from and should be read in conjunction with, the separate historical financial statements of the Registrant and AHI on file with the Commission and the separate historical financial statements of WNI and SBC included in this filing. The unaudited pro forma condensed combined financial statements do not purport to be indicative of the results of operations or financial position which actually would have been obtained if the transactions had been consummated at the beginning of the earliest period presented or as of the date presented or of the results of operations or financial position which may be obtained in the future.









    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED SEPTEMBER 30, 1996


                       Registrant              AHI                SBC
                      For the Twelve      From Inception     For the Five
                      Months Ending    (July 16, 1996) to    Months Ending
                  September 30, 1996   September 30, 1996 September 30,1996
                  ------------------   -----------------  -----------------

REVENUES
 Sales                  $  299,315               --              367,081
 Cost of Sales              67,034               --              111,109
                        ----------         ----------         ----------
    Gross Margin           232,281               --              255,972
                        ----------         ----------         ----------

EXPENSES
 General & Administrative  276,485            120,664            239,708
 Bad Debt Expense            4,842                -               11,887
                        ----------         ----------         ----------
    Total Operating
     Expense               281,327            120,664            251,595
                        ----------         ----------         ----------
Income (Loss) from
      Operations           (49,046)          (120,664)             4,377
                        ----------         ----------         ----------

Other Income (Expenses)
 Interest Income            2,450               4,813                --
 Miscellaneous  Income        811                 --                 --
 Interest Expense          (6,999)                --              (3,549)
 Gain on Sale of
  Equipment                   383                 --                 --
                        ----------         ----------         ----------
  Net Other Income (Loss)  (3,355)              4,813             (3,549)
                        ----------         ----------         ----------
Income/(Loss)
      Before Taxes        (52,401)           (115,851)               828

Income Taxes                  206                 --                 800

Minority Interest          (2,727)                --                 --
                        ----------         ----------         ----------
Net Income (Loss)      $  (55,334)        $  (115,851)        $       28
                        ----------         ----------         ----------

             UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED SEPTEMBER 30, 1996


                            WNI
                       For the Twelve
                        Months Ended           Pro Forma          Pro Forma
                     September 30, 1996       Adjustments          Balance
                     ------------------      ------------        ----------

REVENUES
 Sales                     828,617                   --           1,495,013
 Cost of Sales             105,441                   --             283,584
                          ---------             ---------         ---------
    Gross Margin           723,176                   --           1,211,429
                          ---------             ---------         ---------

EXPENSES
 General & Administrative  521,262           A   112,518          1,270,637
 Bad Debt Expense             --                     --              16,729
                          ---------            ----------         ---------
   Total Operating
   Expense                 521,262               112,518          1,287,366
                          ---------            ----------         ---------
Income (Loss) from
   Operations              201,914              (112,518)           (75,937)
                          ---------            ----------         ---------
Other Income (Expenses)
 Interest Income              --                    --                7,263
 Miscellaneous Income         --                    --                  811
 Interest Expense             --                    --              (10,548)
 Gain on Sale of
  Equipment                   --                    --                  383
                          ---------            ----------         ---------
 Net Other Income (Loss)      --                    --               (2,091)
                          ---------            ----------         ---------
Income/(Loss)
Before Taxes               201,914              (112,518)           (78,028)

Income Taxes                37,618                  --               38,624

Minority Interest             --                    --               (2,727)
                          ---------            ----------         ---------
Net Income (Loss)        $ 164,296            $ (112,518)        $ (119,379)
                          ---------            ----------         ---------


A - Amortization of goodwill over sixty months for the year ended September 30, 1996.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


AVTEL COMMUNICATIONS, INC.



By:  /s/ ANTHONY E. PAPA                 Date: October 22, 1997
     -------------------------                 ---------------
     Anthony E. Papa
     President and Chief Executive Officer



By:  /s/ JAMES P. PISANI                 Date: October 22, 1997
     -------------------------                 ---------------
     James P. Pisani
     Executive Vice President and
     Chief Financial Officer
     (Principal Financial and Accounting Officer)













                            EXHIBIT 23.1


               CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-30725) filed by AvTel Communications, Inc. of our report dated July 31, 1996, with respect to the financial statements of WestNet Communications, Inc. for the year ended June 30, 1996.




                                   /s/ CAGIANUT & GRUNEWALD

                                   CAGIANUT & GRUNEWALD


Oak View, California
October 7, 1997

                         EXHIBIT 23.2


                 CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-30725) filed by AvTel Communications, Inc. of our report dated April 21, 1997, with respect to the financial statements of WestNet Communications, Inc. at and for the seven months ended January 31, 1997.





                                   /s/ MACFARLANE, FALETTI & CO. LLP

                                   MACFARLANE, FALETTI & CO. LLP


Santa Barbara, California
October 7, 1997

                         EXHIBIT 23.3


                 CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-30725) filed by AvTel Communications, Inc. of our report dated January 2, 1997, with respect to the financial statements of Silicon Beach Communications, Inc. at and for the period from inception (May 3, 1996) to October 31, 1996.





                                   /s/ MACFARLANE, FALETTI & CO. LLP

                                   MACFARLANE, FALETTI & CO. LLP


Santa Barbara, California
October 16, 1997